UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 9, 2026

COSMOS HEALTH INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Agiou Georgiou, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Report”), initially filed by Cosmos Health Inc. (the “Company”) with the Securities and Exchange Commission earlier today on November 10, 2026. This Amendment is being filed solely to correct a clerical error in Item 5.03. In the second paragraph of the section titled “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” certain dates were corrected. The Reverse Stock Split will be effective on November 13, 2026, and the Certificate of Amendment will be effective on November 12, 2026. Except as set forth in this Amendment, no other modifications have been made to the Original Report, but for ease of reference, this Amendment restates in its entirety the Current Report, as amended.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below in regard to the Amendment and the Reverse Stock Split (as defined and discussed in Item 5.03) is incorporated in this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Current Report on Form 8-K filed by Cosmos Health Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on October 1, 2025, at the Company’s annual meeting of shareholders, a majority of voting shareholders approved, among other things, the grant of discretionary authority for our Board of Directors to effect a reverse stock split of all of the outstanding common stock of the Company, by the filing of an amendment to our Articles of Incorporation with the Secretary of State of Nevada.

On October 27, 2026, the Board of Directors approved a stock split ratio of 1-for-20 (the “Reverse Stock Split”) and maintained the Company’s authorized shares of common stock at 1,500,000,000 and its Preferred Stock at 300,000,000 shares, effective November 13, 2026. On November 9, 2026, the Company filed a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of Nevada to effect the Reverse Stock Split (the “Amendment”), which is to become effective at 4 pm, Local Time, on November 12, 2026.

The forgoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, filed herewith as Exhibit 3.1, and incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Item	Description
3.1

Certificate of Amendment to Articles of Incorporation of Cosmos Health Inc. (1-for-20 Reverse Stock Split of Common Stock) filed with the Nevada Secretary of State (incorporated by reference to Exhibit 3.1 to the Registrant’s Current Report on Form 8-K filed on November 10, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: November 10, 2026	By:	/s/ George Terzis
George Terzis
Chief Financial Officer

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